SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                                 April 29, 1996


                                Rio Grande, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



1-8287                                                                74-1973357
(Commission File Number)                 (I.R.S. Employer Identification Number)



10101 Reunion Place, Suite 210
San Antonio, Texas                                                    78216-4156
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (210) 308-8000

Item 2.  Acquisition or Disposition of Assets

         On April 12, 1996, Rio Grande Offshore, Ltd., a wholly-owned affiliate of Rio Grande, Inc. (the "Company), acquired 31 oil and gas leasehold interests located in Louisiana and Mississippi from Belle Oil, Inc., Belle Exploration, Inc., Louisiana Well Service Co., Alton J. Ogden, Jr. Alton J. Ogden, Sr. and Jeff L. Burkhalter ("Belle Acquisition") for approximately $2.9 million. Twenty-three of the leasehold interests will be operated by Rio Grande Drilling Company effective May 1, 1996. Funds for the acquisition were borrowed from Comerica Bank - Texas pursuant to the senior credit facility executed on May 8, 1996. The description of the Belle Acquisition is qualified in its entirety by reference to the Purchase and Sale Agreement, which is attached as an Exhibit to this report.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

                   Because the historical financial records for the acquisition of the Belle properties were not accessible from the seller prior to the closing date, it is impracticable to provide the required financial statements for the acquisition at the time this Form 8-K is filed. The Company anticipates that the required financial information relative to the Belle acquisition will be filed in a Form 8-KSB prior to May 11, 1996.

         (b)      Exhibits

                  Number      Document

                               10.3 Purchase and Sale Agreement between Belle Oil, Inc., Belle Exploration, Inc., Louisiana Well Service Co., Alton J. Ogden, Jr. Alton J. Ogden, Sr., Jeff L. Burkhalter and Rio Grande Offshore, Ltd.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         RIO GRANDE, INC.



                                         By:     /s/
                                            Guy Bob Buschman, President


Dated: April 26, 1996

                                  EXHIBIT INDEX


         EXHIBIT NO.                DESCRIPTION

         10.3 Purchase and Sale Agreement between Belle Oil, Inc., Belle Exploration, Inc., Louisiana Well Service Co., Alton J. Ogden, Jr. Alton J. Ogden, Sr., Jeff L. Burkhalter and Rio Grande Offshore, Ltd.

                                                      Exhibit 10.3  Page 1 of 53

                           PURCHASE AND SALE AGREEMENT

         This Agreement (this "Agreement") made and entered into this the 8th day of March , 1996, by and between the undersigned BELLE OIL, INC.; BELLE EXPLORATION, INC.; LOUISIANA WELL SERVICE CO., A LOUISIANA CORPORATION; ALTON J. OGDEN, JR.; ALTON J. OGDEN, SR., and JEFF L. BURKHALTER (referred to in this Agreement collectively as "Seller") and RIO GRANDE OFFSHORE, LTD., 10101 Reunion Place, Union Square, Suite 210, San Antonio, Texas, 78216 (referred to in this Agreement as "Buyer") will evidence the Agreement of Seller to sell and convey to Buyer, and the agreement of Buyer to purchase and acquire from Seller, the oil and gas leasehold interests and estates, working interests, contract rights and interests in personal property and equipment described in Exhibit "A" to this Agreement upon the following terms and conditions:
         1. Definitions of the Properties. The interests, rights and properties described on Exhibit "A" to this Agreement are referred to in this Agreement collectively as the "Properties." The rights to an interest in each well identified as an individual line item on Exhibit "A" are referred to separately as "Property."
         2. Purchase Price. The Purchase Price (the "Purchase Price") for the Properties is the sum of Two Million Nine Hundred Eighty Thousand Dollars ($2,980,000.00) payable as provided in Paragraph 7.1 herein.
         3.  Representations of Seller.  Seller represents that:
         3.1. Subject to other terms of this Agreement, including (and without limitation) the special warranty of title by Seller to be contained in the Assignment, Bill of Sale and Conveyance, Exhibit "B", to be delivered by Seller to Buyer at Closing, Seller represents that Seller owns the respective Properties as set forth on Exhibit "A" free and clear of any Title Defects.

         3.2. To the best of Seller's knowledge, there are no actions, suits, charges, investigations or proceedings, pending or threatened, before any court or agency that would result in a loss or impairment of Seller's title to any of the Properties, obstruct operation of the Properties, or significantly reduce the value of the Properties.

         3.3. To the best of Seller's knowledge, each Property is being operated in compliance, where applicable, with all applicable laws, rules and regulations of the Louisiana Department of Conservation, the State Oil & Gas Board of Mississippi, the Bureau of Land Management of the U.S. Department of the Interior, the U.S. Army Corps of Engineers, the U.S. Environmental Protection Agency, the U.S. Fish and Wildlife Service, and any other governmental agency or authority having jurisdiction.

                                                      Exhibit 10.3  Page 2 of 53

         3.4. To the best of Seller's knowledge, there are no agreements or circumstances which would require Buyer to deliver hydrocarbons from a Property at some future time without receiving full payment for such production or which would require Buyer to make payments at some time for hydrocarbons already produced and sold from a Property.

         3.5. To the best of Seller's knowledge, Seller is not in default or violation of any tax obligations, loan obligations, legal requirements or any oil and gas leases comprising a part or all of the Properties or any contracts or agreements relating thereto, and the same are in full force and effect.

         3.6. If a working interest owner has been designated by Seller as its representative with respect to the marketing of hydrocarbons attributable to any of the Properties, that designation of representation can be cancelled upon no more than thirty (30) days written notice by Seller or Seller's successor in interest.

         3.7. To the best of Seller's knowledge, there has been no release of reportable quantities of hazardous substance on or from any of the Properties, nor is there any environmental condition on or affecting any of the Properties that currently require remediation under any existing law or regulation, nor have any of the Properties been used as storage or disposal facilities for any hazardous or industrial wastes.

         3.8. There are no outstanding AFE's, non-consent elections, cash calls or similar proposals for operations affecting any of the Properties.

         3.9. Seller's interests are not subject to any existing non-consent penalties or farmouts that would reduce Buyer's right to receive proceeds attributable to its interests below those set forth on Exhibit "A".

         3.10. Seller is duly authorized and has full authority to enter into this Agreement, and to perform its obligations at Closing.

         3.11. To the best of Seller's knowledge, there are no preferential rights to purchase or required consents to assignments that pertain to Buyer's acquisition of the Property other than those set forth on Exhibit "A", and provided for by Section 8.6 hereof.

         4.  Title Adjustments to Purchase Price.

         4.1. The Purchase Price has been calculated on the basis of Seller owning the net revenue interests shown on Exhibit "A" in the oil and gas in and under the Properties and that such may be produced from the leases and lands comprising the Properties. The parties agree to allocate the Purchase Price among the Properties for all purposes in accordance with the allocation schedule attached hereto as Exhibit "C" (the "Allocated Values"). If Seller's net revenue interest in a particular Property or Properties, as shown on Exhibit "A", is greater or less than that shown, the Purchase Price described in Paragraph 2 above shall be increased or decreased to reflect such change using the Allocated Value of such Property or Properties as shown on Exhibit "C".

         4.2. Buyer shall, at Buyer's cost and with due diligence, make such examination of Seller's title to the Properties as Buyer may elect to make. Seller will request the Operator of each of the Properties to make available at its offices for Buyer's examination (during normal business hours) and, if requested, copying (at Buyer's cost), all such Operator's lease and title files relating to such

                                                      Exhibit 10.3  Page 3 of 53

         Properties as presently constituted, and all title opinions, abstracts, status reports, division orders, leases, assignments, farmouts, any title curative information, correspondence with the mineral, royalty and/or working interest owners relating to the Properties in questions, rental records, conventional cores and other information regarding titles, claims of title, litigation and/or threatened litigation, well files, regulatory files, environmental claims or liability, and other material, information or data relating to such Properties. In addition, Seller shall promptly furnish Buyer a copy of all hydrocarbons sales contracts, designations of Seller's representative or other marketing agency agreements, hydrocarbon processing transportation and treating agreements, operating agreements, partnership agreements, venture agreements and all amendments to each relating to the Properties which are still in force and effect, and schedules showing the status of any "non-consent" operations and "payout" of same; all outstanding AFE's, drilling proposals or other proposals that might affect construction or operation of the Properties, the status of any gas balancing, take or pay, or similar arrangements; and any over production/under production of allowables relating to the Properties. Seller shall not be obligated to provide any title information or materials except for those which may be presently contained in the files of Seller or the respective Operators of the Properties.

         4.3. For the purpose of this Agreement, a "Title Defect" shall mean one (or more) of the following:

         (i) Seller's title as to one or more of the Properties is subject to an outstanding deed of trust, judgment lien, lis pendens notice, litigation, or other lien or adverse claim which will survive the Closing.

         (ii) Seller owns less than ninety-five percent (95%) of the net revenue interest attributed to Seller in Exhibit "A" in any of the Properties shown on Exhibit "A" to this Agreement.

         (iii) Seller's interest in any of the Properties is subject to reduction greater than that permitted in Section 4.3(ii) above because of a reversionary, back-in, net profits interest, production payment, or similar right, provision or condition which is not disclosed in the agreements described or referred to on Exhibit "A" that would reduce Buyer's interest or obligate Buyer to make any retroactive or future payment or expenditure to maintain such interest or avoid damages or liability; provided, however, that the existence of the operating agreements and farmout agreements described or referred to on Exhibit "A" to this Agreement shall not be considered a Title Defect.

         (iv) Seller's interest in any Property, or Properties, is subject to actual or potential liabilities not disclosed on Exhibit "A" which would, in Buyer's opinion, materially impair the value of the Property.

         (v) Seller's interest in any Property, or Properties, is subject to a preferential right to purchase or required consent to assignment which cannot be satisfied or waived prior to Closing, except for the proforma approval of the Louisiana State Mineral Board of the assignment of Louisiana State Leases and for the proforma approval of the Bureau of Land Management of the U.S. Department of the Interior which cannot be obtained except after the fact.

         4.4. On or before the 28th day of March, 1996, at 1:00 P.M., San Antonio, Texas, time, Buyer will notify Seller in writing (whether by mail, personal delivery or facsimile transmission) of any Title Defect(s) which Buyer, in good faith, believes exist(s) in Seller's title to one or more of the Properties (including with such notice any attorney's written opinion on title expressing the

                                                      Exhibit 10.3  Page 4 of 53

         objection(s) upon which such Title Defect(s) is (are) based, and specifying what is required to cure the same. Such notice shall also specify the amount of reduction in the Purchase Price computed as hereinabove provided. If Buyer does not notify Seller of any Title Defect(s) in Seller's title to the Properties on or before the Closing Date, it will be deemed that Buyer has accepted Seller's title to the Properties and that no Title Defect(s) exist.

         4.5. If Buyer delivers to Seller notice(s) of Title Defect(s), Seller and Buyer can mutually agree to extend the Closing for thirty (30) days (the "Cure Period"), within which to cure such Title Defect(s) and furnish Buyer evidence thereof reasonably satisfactory to Buyer. If Seller is unable to cure the Title Defect(s) within the Cure Period, and the parties do not agree in writing to an extension of the Cure Period, Seller may elect to proceed to Closing, and the Purchase Price shall be reduced as hereinabove provided. If Seller is unwilling to sell the Property for the Adjusted Price, either Buyer or Seller shall have the right to terminate this Agreement by giving written notice of such termination to the other party. Buyer may waive any such Title Defect(s) and close the purchase and sale transaction as contemplated by this Agreement, provided Seller agrees to indemnify Buyer against any losses, claims or damages actually sustained by Buyer due to such Title Defect(s) which arose by, through or under the Seller.

         4.6. Seller and Buyer will mutually cooperate in attempting to cure any Title Defect(s) relating to Seller's title to the Properties.

         4.7. In the event Buyer elects not to purchase a Property or Properties because of a Title Defect or Title Defects or reduces the Allocated Value of a Property or Properties and the sum of the value adjustment decrease of the Purchase Price is Fifty Thousand Dollars ($50,000.00) or greater, either party hereto may elect to terminate this Purchase and Sale Agreement and the parties shall be relieved of all obligations hereunder. Any such election shall be made within five (5) days of the ascertainment of the value adjustment decrease, and if not so elected and notice delivered to the other party within said time, the right to terminate shall be deemed to have been waived.

         5. Environmental Review. Buyer may test, evaluate, and otherwise conduct an environmental investigation of any or all of the Properties for actual and potential environmental damage or liability, if any. If the Environmental Review reflects actual or potential environmental damages or liabilities which would cause a material reduction in the value of the Properties, Buyer shall have the option to either terminate this Agreement as to such Properties and reduce the Purchase Price as hereinabove provided, or waive the requirement or condition which caused such termination right to exist. Any actual or potential environmental damage or liability effecting this right of termination shall be of such nature, extent or consequence that under current statutes or regulations regarding such matters, a reasonable, prudent person would regard it as a material potential environmental damage or liability. Buyer may exercise such option to terminate, if applicable, at or before the Closing Date.
       6. NORM.  It is expressly  recognized  and  acknowledged  that  naturally

                                                      Exhibit 10.3  Page 5 of 53

occurring  radioactive  material  ("NORM")  may be  associated  with oil and gas producing operations, and as a result, the facilities and production equipment transferred herein may be contaminated by NORM. Accordingly, Buyer shall comply with the applicable federal and applicable state laws and regulations governing
(a) NORM and (b) facilities and equipment contaminated by or containing NORM. Buyer expressly assumes the obligation of disposal of equipment and/or of deposits and scale contained therein pursuant to the regulations of any governmental agencies having jurisdiction, regardless of whether the NORM, if any, was deposited before or after the Effective Date.
         7. Closing. The parties shall attempt in good faith to close the purchase and sale contemplated by this Agreement on April 3, 1996, but in any event not later than the first of the month after the time provided herein for Seller to cure any Title Defects. Closing shall take place at 10:00 A.M. on said date in the office of Buyer, in San Antonio, Texas, or at such other place and time agreed upon between Buyer and Seller. The Effective Date of the purchase and sale contemplated by this Agreement shall be at 7:00 A.M. on the 1st day of November, 1995. At Closing:
         7.1. Buyer shall deliver to Seller payment of one-half (1/2) of the purchase price set forth in Paragraph 2 herein adjusted as provided in Paragraph 11 herein. Said payment shall be made by wire transfer, certified or cashier's check or immediately available funds. The remaining part of the purchase price determined as herein provided shall be paid to Seller in like fashion not earlier than June 1, 1996, nor later than August 30, 1996. The second payment of one-half (1/2) of the purchase price shall be evidenced by a promissory note in the same amount as the payment made on the closing date, which note shall be subject to increases and decreases in the principal as provided in this Purchase and Sale Agreement. The promissory note shall be in the form attached hereto as Exhibit "D" and secured by a Deed of Trust, Mortgage, Assignment and Security Agreement in the form attached hereto as Exhibit "E", together with such other forms as might be necessary to grant Seller a security interest under the Mississippi Uniform Commercial Code.

         7.2. Seller shall concurrently deliver to Buyer a properly executed, acknowledged Assignment, Bill of Sale and Conveyance conveying the Properties to Buyer, which instrument shall contain the usual and customary provisions generally found in similar documents, including the pertinent provisions contained in the Assignment attached hereto as Exhibit "B".

         8. Conditions to Obligations of Buyer at Closing. The obligations of Buyer to purchase the Properties under and pursuant to this Agreement is subject to the satisfaction, at or before the Closing Date of the following conditions:
         8.1.  Compliance;  Accuracy  of  Representations.  Except as  otherwise

                                                      Exhibit 10.3  Page 6 of 53

         provided in this Agreement, Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with, by, on or before the Closing Date; and all representations and warranties of Seller in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though they had been made on the Closing Date.

         8.2. No Order or Lawsuits. No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction or any governmental authority, and no law shall have been promulgated or enacted and be in effect that restrains, enjoins or invalidates the transactions contemplated hereby. No proceeding initiated by a third person shall be pending before any court or governmental authority seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

         8.3. No Material Adverse Change. Since the Effective Date, there shall not have been a material adverse effect. "Material Adverse Effect" shall mean any circumstance, change, development or event which has had or is reasonably expected to have a material adverse effect on the Properties or the operations, earnings or prospects with respect thereto; provided that the term "Material Adverse Effect" shall not include changes in the general economy, the industry or changes in law or the governmental authority's policy, orders or opinions.

         8.4.  Conveyance  Documents.   Seller  shall  have  duly  executed  and
         delivered to Buyer the Conveyance Documents.

         8.5. Authority to Sell. Seller shall deliver to Buyer's office certified copies of the corporate resolution(s) authorizing the sale to Buyer and specifically designating the signatory officer as agent of the corporation to execute and deliver to Buyer the Conveyance Documents.

         8.6. Third Party and Governmental Consents. Seller shall have obtained all third party and governmental consents or waivers necessary to consummate the transactions contemplated by this Agreement in form and substance reasonably satisfactory to Buyer except for a proforma approval of the Louisiana State Mineral Board of the assignment of Louisiana State Leases and the proforma approval of the Bureau of Land Management of the U.S. Department of the Interior which cannot be obtained in advance.

         8.7 Operating Agreements. Seller shall deliver signed Operating Agreements for all Properties where Seller is currently designated the Operator and such Operating Agreements are in existence, except for those Properties where Seller owns all of the operating rights.

         9. Conditions to Obligations of Seller at Closing. The obligations of Seller to sell the Properties under and pursuant to this Agreement is subject to the satisfaction, at or before the Closing Date, of the following conditions:
         9.1. Compliance; Accuracy of Representations. Except as otherwise provided in this Agreement, Buyer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with, by, on or before the Closing Date; and all representations and warranties of Buyer in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though they had been made on the Closing Date.

                                                      Exhibit 10.3  Page 7 of 53

         9.2. No Order or Lawsuits. No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction or any governmental authority, and no law shall have been promulgated or enacted and be in effect that restrains, enjoins or invalidates the transactions contemplated hereby. No proceeding initiated by a third person shall be pending before any court or governmental authority seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

         9.3. Authority to Purchase. Buyer shall deliver to Seller's office certified copies of the corporate resolution(s) authorizing the purchase from Seller and specifically designating the signatory officer as agent of the corporation to execute and receive from Seller the Conveyance Documents.

         9.4. Buyer shall have tendered to Seller simultaneously with the tender of the transfer documents the Purchase Price and Promissory Note and Security Agreements required by Paragraph 2.

         9.5. Buyer is, and until Closing shall continue to be an entity duly organized and validly existing under the laws of the State of Texas and in good standing under the laws of the State of Mississippi.

         9.6. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with any governmental authorities is required to be obtained or made in conjunction with the execution, delivery or consummation of the transactions contemplated by this Agreement.

         10. Assumption of Liabilities. Except as herein otherwise provided, Seller shall remain responsible for all claims relating to drilling, operations, production and sale of hydrocarbons from the Properties and the proper accounting and payment to parties for their interests therein, and any retroactive payment, refunds or penalties to any party or entity relating thereto, insofar as such claims relate to occurrences and period of time prior to the Effective Date, and Seller shall defend, indemnify and hold Buyer harmless from all such claims. Buyer shall be responsible for all of said types of claims insofar as they relate to occurrences and periods of time from and after the Effective Date.
         11. Adjusted Purchase Price. Pursuant to the provisions as described above, the Purchase Price for the Property will be subject to certain adjustments on the Closing Date.
         11.1. Closing Statement. Seller will deliver to Buyer three (3) days prior to the Closing Date, a statement (the "Closing Statement"), setting forth the adjustments to the Purchase Price as provided by 11.2 and 11.3 to arrive at the Adjusted Purchase Price. The Closing Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry. Within ninety (90) days after the Closing Date, or August 1, 1996, whichever date is earlier, a "Final Closing Statement" will be prepared by the Seller to determine the "Final Adjusted Purchase Price".

         11.2. As of the Effective Date, the Purchase Price shall be increased by the following amounts (without duplication):

                                                      Exhibit 10.3  Page 8 of 53

                 11.2a. An amount equal to the costs and expenses that are attributable to the Sellers' working interest in the Properties for the period from and after the Effective Date which were paid by Seller, either before or after the Effective Date;

                 11.2b. An amount equal to the interest of Seller in the quantity of unsold merchantable oil produced from the Properties before the Effective Date and in storage on the Effective Date, multiplied by the posted price for such oil on the Effective Date, net of all applicable taxes and royalties;

                 11.2c. By the actual amount equal to that pro-rated part of all ad valorem taxes, delay rentals, shut-in royalties and minimum royalties and renewal bonuses with respect to the Properties that would have otherwise expired after the Effective Date, that were paid by the Seller before or after the Effective Date, and that are attributable to the Properties for a period after the Effective Date;

                 11.2d. An amount equal to the increase in the value of any property occasioned by an error in the net revenue interest shown on Exhibit "C".

         11.3.  The Purchase Price will be decreased by the following amounts:


                11.3a. An amount equal to the proceeds received by the Seller for the sale of products produced after the Effective Date, net of all applicable taxes and royalties;

                11.3b. The allocated value of any Property deleted from this transaction for a Title Defect pursuant to Section 4.3 hereof;

                11.3c. An amount equal to all unpaid ad valorem taxes or similar taxes attributable to the period before the Effective Date;

                11.3d.   An  amount  equal  to  all  vendor   accounts   payable
                attributable to the period prior to the Effective Date;

                11.3e. An amount equal to the decrease in value of any Property occasioned by an error in the net revenue interest shown on Exhibit "C";

                11.3f. By an amount attributable to any reduction pursuant to a casualty loss which occurs between the Effective Date and the Closing Date as provided by Section 13.

         11.4. Final Closing. Within thirty (30) days after Buyer's receipt of the Final Closing Statement, and subject to review and verification of that Final Closing Statement, Buyer will either deliver to or receive from the Seller, as the case may be, a cash payment to balance the Final Adjusted Price.

         12. Further Assurances. Each party shall execute and deliver to the other such further instruments, and take such other actions reasonably necessary to carry out the intent of this Agreement. Seller agrees to execute appropriate transfer orders or letters in lieu of transfer orders effective on the Effective Date promptly.

                                                      Exhibit 10.3  Page 9 of 53

         13. Loss. Any loss to the wells located on the Properties between the Effective Date and the Date of Closing, resulting from fire, lightning, storm or other casualty or from negligence of Seller, its operator, agents or employees, or breach of this Agreement by Seller, shall be borne by Seller, and Buyer shall have the right to terminate this Agreement as to any such Property, adjusting the Purchase Price as herein provided.
         14. Data Delivery. At Closing, Seller shall make available to Buyer its lease, title, well, certificate of authority to sell, Louisiana Department of Conservation and Mississippi State Oil & Gas Board files, all relevant maps, and all other files, records, materials and information relating to the Properties including, but not limited to, well logs and well records, and filing with appropriate governmental authorities. Seller shall provide Buyer with continuing access to all such data in Seller's possession and permit Buyer, at Buyer's expense, to copy any such data during reasonable office hours of Seller.
         15. Transfer Orders, Designation of Operator and Notices. At Closing, Buyer and Seller shall execute such transfer orders, division orders or letters in lieu thereof, and Change of Operator agreements on appropriate regulatory agency forms as are necessary to effectuate this transaction and allow Buyer to realize fully its rights and interests after Closing. Such documents shall be delivered to Buyer at Closing, and Buyer shall execute all Change of Operator forms required by regulatory agencies, promptly filing the same with the appropriate agency.
         16. Confidentiality. A material part of the consideration to be paid to Seller pursuant to this Agreement is given in exchange for the agreement by Seller to keep this Agreement and all terms thereof, including, but not limited to, Purchase Price, and other provisions in strictest confidence prior to the Closing Date. Prior to the Closing Date, or if this Agreement is terminated or otherwise not closed, neither Seller nor Buyer will reveal or disclose any information relating hereto to any person or entity that is not a party to this Agreement (other than Seller's attorneys, accountants, employees, agents, and bankers and except as required by legal process) without the prior written consent of the other party.

                                                     Exhibit 10.3  Page 10 of 53

         All data furnished to Buyer by Seller will be on a confidential basis. Buyer will not remove any data from Seller's office without Seller's permission. In the event Buyer does not acquire the Properties for any reason, Buyer shall return all data so removed and all copies to Seller.
         17.  Prohibited Actions.  Prior to the Closing Date, Seller shall not:
         17.1. dispose of or make any changes to the Properties, other than sales of production in the ordinary course of business, or enter into contracts which affect the Properties and extend beyond Closing or;

         17.2. incur any liabilities, encumbrances or liens with respect to the Properties which are not in the ordinary course of business or operations, without the prior written consent of Buyer;

         17.3. approve or reject any AFE's or other similar proposals for operations affecting any Property without advising the Buyer;

         17.4. waive, release or abandon any material rights or interests concerning the Properties.

         18. Change in Condition or Circumstance. If, at any time prior to Closing, Seller should become aware that any of the matters represented under this Agreement are incorrect, untrue or materially incomplete, in the event Seller receives any AFE or change of operation affecting any Property, or in the event Seller should become aware of any condition or circumstance that could create a Material Adverse Effect, then Seller shall immediately notify Buyer in writing concerning such matters.
         19. Disclaimer Regarding Production. Seller hereby expressly negates and disclaims, and Buyer hereby waives and acknowledges that Seller has not made any representation or warranty, express or implied, relating to future production rates, recompletion opportunities, decline rates, geological or geophysical data or interpretations, the quality, quantity, recoverability or cost of recovery of any hydrocarbon reserves, any product pricing assumptions, or the ability to sell or market any hydrocarbons after Closing.
         20. Waiver of Trade Practices Acts. To the maximum extent permitted by law, Buyer hereby waives all provisions of the Louisiana Unfair Trade Practices and Consumer Protection Law, La. Rev. Stat. Ann. Section 51:1401, et seq. (the "UTPL").
         To the  maximum  extent  permitted  by law,  Buyer  hereby  waives  all

                                                     Exhibit 10.3  Page 11 of 53

provisions of consumer protection acts, deceptive trade practices acts and other acts similar to the UTPL in all jurisdictions in which any of the assets are located.
         21. Expenses. Each party shall pay the fees and expenses of its own professional consultants incurred in connection with this transaction.
         22. Brokers. If either party has employed or otherwise incurred any obligation to pay any firm or person a finder's or broker's fee in connection with this transaction, the party so incurring the expense shall be solely responsible therefor.
         23. Incorporation of Exhibits. All exhibits to this Agreement constitute an integral part of and are incorporated in this Agreement.
         24. Law. Mississippi law shall govern the rights and obligations of the parties under this Agreement.
         25. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given if delivered in person or by facsimile transmission (FAX) or when deposited with the United States Postal Service, registered or certified mail, return receipt requested, postage prepaid, addressed to Buyer or Seller as the case may be at the address set forth below:
         If to Buyers:

         Rio Grande Offshore, Ltd.
         10101 Reunion Place
         Union Square, Suite 210
         San Antonio, TX  78216-4156
         Attn:  Guy Bob Buschman
         Telephone:  (210) 308-8000
         FAX:  (210) 308-8111

         If to Sellers:

         Belle Oil, Inc.
         P.O. Box 952
         Natchez, MS  39121
         Attn:  Alton J. Ogden, Jr.
         Telephone:  (601) 442-6648
         FAX:  (601) 442-3961.

                                                     Exhibit 10.3  Page 12 of 53

         26. Binding. Subject to the other terms of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns.

         Dated and executed as of the date first above written.
                                     SELLER:

                                      BELLE OIL, INC.

                                       BY:
                                       Its

                                      BELLE EXPLORATION, INC.

                                       BY:
                                       Its

                                      LOUISIANA WELL SERVICE CO.

                                       BY:
                                       Its


                                      ALTON J. OGDEN, JR.


                                      ALTON J. OGDEN, SR.


                                      JEFF L. BURKHALTER

                                     BUYER:

                                      RIO GRANDE OFFSHORE, LTD.

                                      BY:  RIO GRANDE DRILLING COMPANY,
                                            GENERAL PARTNER

                                      BY:
                                          Guy Bob Buschman, President

                                                     Exhibit 10.3  Page 13 of 53

                                   EXHIBIT "A"
            ATTACHED TO AND MADE A PART OF THAT CERTAIN BUY AND SALE
               AGREEMENT BY AND BETWEEN BELLE OIL, INC. ET AL AND
             RIO GRANDE DRILLING COMPANY, EFFECTIVE NOVEMBER 1, 1995

I.       BELMONT LAKE FIELD
         WILKINSON COUNTY, MS

 WELL                  W.I.          N.R.I.        O.R.I.          R.I.

Rosenblatt #4       50.611280%     35.694850%     3.025400%      5.477150%

Rosenblatt #5       50.546564%     35.452020%     3.051750%      1.862000%

Rosenblatt #6       42.725000%     30.260820%     3.032225%      3.670245%

UNIT DESCRIPTIONS:

         ROSENBLATT NO. 4:

         Beginning at the section corner common to Sections 38, 39 and 41, Township 2 North, Range 4 West, Wilkinson County, Mississippi; run thence Northeasterly along section line common to said Sections 38 and 41 for 470.13 feet; thence South 71 degrees 15 minutes East for 915.15 feet; thence South 28 degrees 45 minutes West for 206.13 feet to the arc of a 17 degree 21 minute 44 second curve to the left and having a radius of 330.0 feet; thence Northwesterly, Westerly, Southwesterly, Southerly, Southeasterly, Easterly and Northeasterly along the arc of said curve for 1441.35 feet; thence South 71 degrees 15 minutes East for 599.68 feet; thence South 23 degrees 47 minutes West for 734.15 feet; thence North 71 degrees 15 minutes West for 1810.0 feet; thence North 23 degrees 47 minutes East for 963.77 feet to the point of beginning. The above described tract is situated in Sections 38 and 39, Township 2 North, Range 4 West, Wilkinson County, Mississippi, and contains 40.0 acres.


         ROSENBLATT NO. 5:

         Commencing at the section corner common to Sections 38, 39 and 41, Township 2 North, Range 4 West, Wilkinson County, Mississippi; thence Northeasterly along the section line common to said Sections 38 and 41 for 470.13 feet to a point; said point hereinafter referred to as the point of beginning; thence Northeasterly along the section line common to Sections 38 and 41 for 534.25 feet; thence Southeasterly and parallel to the north line of Section 38 for 1722.61 feet; thence South 23 degrees 47 minutes West for 1222.56 feet to the most easterly northeast corner of drilling unit now assigned to the Petrovest, Inc., and David M. Smith-Well No. 4; thence Northwesterly along the north line of said unit

                                                     Exhibit 10.3  Page 14 of 53

         for 599.68 feet to the arc of a 17 degree 21 minute 44 second curve to the right having a radius of 330.0 feet; thence Southeasterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly and Southeasterly along the arc of said curve for 1441.35 feet; thence North 28 degrees 45 minutes East for 206.13 feet; thence North 71 degrees 15 minutes West for 915.15 feet to the point of beginning. The above described tract is situated in Sections 38 and 39, Township 2 North, Range 4 West, Wilkinson County, Mississippi, and contains 40.0 acres.

         ROSENBLATT NO. 6:

         Commencing at the southwest corner of Sections 39, 40 and 41, Township 2 North, Range 4 West, Wilkinson County, Mississippi; run thence Easterly along the section line common to said Sections 39 and 40 for 1810.0 feet to a point at the southeast corner of the drilling unit now assigned to the Petrovest, Inc. and David Smith-Well No. 4 Unit, said point hereinafter referred to as the point of beginning; thence North 23 degrees 47 minutes East for 1810.0 feet; thence Southeasterly and parallel to the section line common to Sections 37 and 38 for 1033.49 feet; thence South 23 degrees 47 minutes West for 846.23 feet to the section line common to Sections 38 and 39; thence Northwesterly along said section line for 126.06 feet; thence South 23 degrees 47 minutes West for 963.77 feet to the section line common to Sections 39 and 40; thence Northwesterly along said section line for 907.43 feet to the point of beginning. The above described tract is situated in Sections 38 and 39, Township 2 North, Range 4 West, Wilkinson County, Mississippi, and contains 40.0 acres.

LEASE SCHEDULE:

1.       No.:     80022-1
         Date:    01/01/85
         Lessor:  Nancy G. Rosenblatt, et al
         Lessee:  Petrovest, Inc.
         Book:    47
         Page:    220

2.       No.:     80022-10
         Date:    03/06/80
         Lessor:  Lucy Elam, et al
         Lessee:  William G. Beckett
         Book:    5
         Page:    487

3.       No.:     80022-11
         Date:    12/05/84
         Lessor:  First City National Bank of Ty
         Lessee:  Charles W. Cook
         Book:    46
         Page:    219

                                                     Exhibit 10.3  Page 15 of 53

4.       No.:     80022-12
         Date:    12/18/84
         Lessor:  L. A. Grelling
         Lessee:  Petrovest, Inc.
         Book:    48
         Page:    494

5.       No.:     80022-13
         Date:    05/12/80
         Lessor:  J. S. Hudnall
         Lessee:  William G. Beckett
         Book:    7
         Page:    63

6.       No.:     80022-14
         Date:    05/12/80
         Lessor:  G. W. Pirtle
         Lessee:  William G. Beckett
         Book:    7
         Page:    65

7.       No.:     80022-15
         Date:    07/30/81
         Lessor:  Ream Interests, Inc.
         Lessee:  Texas Oil & Gas Corp.
         Book:    19
         Page:    505

8.       No.:     80022-16
         Date:    07/14/81
         Lessor:  S. P. Reynolds
         Lessee:  Texas Oil & Gas Corp.
         Book:    18
         Page:    201

9.       No.:     80022-17
         Date:    08/08/85
         Lessor:  Royal Oil & Gas Corp.
         Lessee:  Petrovest, Inc.
         Book:    53
         Page:    361

                                                     Exhibit 10.3  Page 16 of 53

10.      No.:     80022-5
         Date:    06/25/85
         Lessor:  C. E. Schickram
         Lessee:  Travis Rowe
         Book:    51
         Page:    472

11.      No.:     80022-6
         Date:    06/25/85
         Lessor:  S. Schickram
         Lessee:  Travis Rowe
         Book:    51
         Page:    475

12.      No.:     80022-7
         Date:    11/01/84
         Lessor:  CCW Interests, Inc.
         Lessee:  Petrovest, Inc.
         Book:    45
         Page:    299

13.      No.:     80022-18
         Date:    05/15/81
         Lessor:  C. E. Schickram
         Lessee:  Calto Oil Company
         Book:    15
         Page:    638

14.      No.:     80022-19
         Date:    05/15/81
         Lessor:  S. Schickram
         Lessee:  Calto Oil Company
         Book:    15
         Page:    636

15.      No.:     80022-2
         Date:    01/18/85
         Lessor:  Phillips Connell Witter
         Lessee:  Petrovest, Inc.
         Book:    48
         Page:    8

                                                     Exhibit 10.3  Page 17 of 53

16.      No.:     80022-20
         Date:    08/31/81
         Lessor:  Margie Davis Simmons
         Lessee:  Texas Oil & Gas Corp.
         Book:    20
         Page:    39

17.      No.:     80022-21
         Date:    07/30/81
         Lessor:  Wilmoth Interests, Inc.
         Lessee:  Texas Oil & Gas Corp.
         Book:    18
         Page:    260

18.      No.:     80022-22
         Date:    05/27/81
         Lessor:  Mattie Mae R. Berry, et al
         Lessee:  Texas Oil & Gas Corp.
         Book:    17
         Page:    277

19.      No.:     80022-23
         Date:    06/08/81
         Lessor:  Nancy G. Farber, et al
         Lessee:  Texas Oil & Gas Corp.
         Book:    19
         Page:    503

20.      No.:     80022-24
         Date:    10/16/85
         Lessor:  Janet G. Knelling
         Lessee:  Petrovest, Inc.
         Book:    54
         Page:    534

21.      No.:     80022-25
         Date:    06/10/81
         Lessor:  Joyce Culbertson Monroe
         Lessee:  Texas Oil & Gas Corp.
         Book:    17
         Page:    336

                                                     Exhibit 10.3  Page 18 of 53

22.      No.:     80022-8
         Date:    04/24/52
         Lessor:  Margaret Davis
         Lessee:  Norman Germany
         Book:    4-H
         Page:    330

23.      No.:     80022-9
         Date:    05/02/52
         Lessor:  James Robert Davis, et al
         Lessee:  Norman Germany
         Book:    4-H
         Page:    335

24.      No.:     80022-26
         Date:    06/17/81
         Lessor:  D. B. Prentiss Estate
         Lessee:  Texas Oil & Gas Corp.
         Book:    17
         Page:    279

25.      No.:     80022-27
         Date:    02/12/86
         Lessor:  Atlantic Richfield Company
         Lessee:  Petrovest, Inc.
         Book:    59
         Page:    556

26.      No.:     80022-28
         Date:    09/18/86, Recorded 10/16/86
         Lessor:  Texas Oil & Gas Corp.
         Lessee:  Petrovest, Inc.
         Book:    61
         Page:    482

27.      No.:     80022-29
         Date:    04/15/86, Recorded 10/16/86
         Lessor:  Germany Exploration/Calto Oil
         Lessee:  Petrovest, Inc.
         Book:    61
         Page:    504

                                                     Exhibit 10.3  Page 19 of 53

28.      No.:     80022-3
         Date:    04/16/80, Recorded 05/15/80
         Lessor:  Calvin E. Hardin, Jr.
         Lessee:  William G. Beckett
         Book:    6
         Page:    92

29.      No.:     80022-30
         Date:    11/14/86
         Lessor:  Germany Exploration/Calto Oil
         Lessee:  Petrovest, Inc.
         Book:    63
         Page:    331

30.      No.:     80022-31
         Date:    04/18/87, Recorded 05/07/87
         Lessor:  Germany Exploration/Calto Oil
         Lessee:  Petrovest, Inc.
         Book:    64
         Page:    599

31.      No.:     80022-32
         Date:    03/28/88
         Lessor:  Germany Exploration Co.
         Lessee:  Petrovest, Inc.
         Book:    72
         Page:    247

32.      No.:     80022-4
         Date:    04/21/80
         Lessor:  R. Holcombe Durrett, et al
         Lessee:  William G. Beckett
         Book:    7
         Page:    382

                                                     Exhibit 10.3  Page 20 of 53

II.      NORTH FORT ADAMS FIELD
         WILKINSON COUNTY, MS

         WELL                                       W.I.           N.R.I.

Rosenblatt #2                                     53.750000%    38.582650%
Rosenblatt # 4                                    53.750000%    38.582650%

UNIT DESCRIPTIONS:

         ROSENBLATT NO. 2:

         From the corner common to Section 41, 44 and 47 (southwest corner of Section 47), Township 2 North, Range 4 West, Wilkinson County, Mississippi, go Easterly along the south boundary of Section 47 for 380 feet; thence Southerly at right angles for 852 feet to a point; thence North 40 degrees 00' West for 330 feet to the point of beginning; thence from said point of beginning, go North 50 degrees 00' East for
         330.0 feet to the most northerly corner of within described tract; thence South 40 degrees 00' East for 1112.17 feet; thence North 50 degrees 00' East for 785.0 feet; thence South 40 degrees 00' East for
         697.83 feet; thence South 50 degrees 00' West for 1445.0 feet; thence North 40 degrees 00' West for 1810 feet; thence North 50 degrees 00' East for 330.0 feet to the point of beginning. The above described tract contains 40 acres, and is located in Section 44 and 46, Township 2 North, Range 4 West, Wilkinson County, Mississippi.

         ROSENBLATT NO. 4:

         From the corner common to Sections 41, 44 and 47 (Southwest corner of Section 47), Township 2 North, Range 4 West, Wilkinson County, Mississippi, go Easterly along the south boundary of Section 47 for 321 feet; thence Southerly at right angles for 1678 feet; thence North 40 degrees 00' West for 330.0 feet to the point of beginning.

         Thence from said point of  beginning,  go South 50 degrees 00' West for
         330.0 feet; thence South 40 degrees 00' East for 660.0 feet; thence South 50 degrees 00' West for 599.47 feet to a point on the boundary between the Rosenblatt lease and the Stricker lease; thence go the following courses and distances along said lease boundary: South 67 degrees 33' East 137.83 feet; South 79 degrees 38' East 86.50 feet; South 83 degrees 31' East 56.72 feet; North 85 degrees 48' East 167.90 feet; North 65 degrees 43' East 22.20 feet; North 36 degrees 28' East
         24.30 feet; North 26 degrees 25' East 51.00 feet; South 76 degrees 04' East 20.60 feet; South 17 degrees 32' East 38.00 feet; South 12 degrees 00' West 34.50 feet; South 62 degrees 32' East 24.00 feet; South 37 degrees 02' West 159.90 feet; South 18 degrees 11' West 127.32 feet; South 21 degrees 19' West 94.01 feet; South 31 degrees 33' West 64.86 feet; and South 40 degrees 45' West 42.52 feet; thence leaving said boundary, go South 40 degrees 00' East for 496.48 feet; thence North 50 degrees 00' East for 1343.94 feet; thence North 40 degrees 00' West for
         425.22 feet to the most southerly corner of the Pex Petroleum Company-Rosenblatt No. 2 Drilling Unit; thence continue North 40 degrees 00' West along the southwesterly boundary of said No. 2

                                                     Exhibit 10.3  Page 21 of 53

         Drilling Unit for 1310.00 feet; thence leaving unit boundary, go South 50 degrees 00' West for 330.00 feet to the point of beginning. The above described tract contains 40.0 acres and is located in Sections 45 and 46, Township 2 North, Range 4 West, Wilkinson County, Mississippi.

LEASE SCHEDULE:

1.       No.:     1
         Date:    10/16/61
         Lessor:  S. Schickram & C. E. Schickram
         Lessee:  Sinclair Oil & Gas Company
         Book:    5-B
         Page:    33

2.       No.:     2
         Date:    10/16/61
         Lessor:  Calto Oil Company
         Lessee:  Sinclair Oil & Gas Company
         Book:    5-B
         Page:    78

3.       No.:     3
         Date:    10/16/61
         Lessor:  Mrs. Eleanor Connell Witter, et al
         Lessee:  Sinclair Oil & Gas Company
         Book:    7-B
         Page:    73

4.       No.:     4
         Date:    05/15/88
         Lessor:  Nancy G. Rosenblatt, et al
         Lessee:  Oilwell Acquisition Company
         Book:    74
         Page:    437

                                                     Exhibit 10.3  Page 22 of 53

III.     WEST STAMPS FIELD
         WILKINSON COUNTY, MS

         WELL                                           W.I.            N.R.I

West Stamps Unit No. 1                                5.000000%       3.750000%

UNIT DESCRIPTION:

         From the southeast corner of Section 11, T2N-R5W, Wilkinson County, Mississippi, go North along the east boundary of said Section 11 for
         660.0 feet; thence West for 762.48 feet to the point of beginning.

         Thence from said point of beginning, go West for 1,047.52 feet; thence North for 21.33 feet; thence West for 364.00 feet; thence North for
         700.0 feet to the boundary of the David New Operating Co., Inc.-Stricker No. 1 production unit; thence along the boundary of said unit, East for 364.20 feet, North for 543.98 feet, East for 490.0 feet and North for 290.60 feet to the boundary of the Cardneaux, Inc.-Stricker No. 3 production unit; thence East along said drilling unit for 557.52 feet; thence South for 1,555.90 feet to the point of beginning. Said within described tract containing 40.0 acres and is situated in Section 11, T2N-R5W, Wilkinson County, Mississippi.

LEASE DESCRIPTION:

1.       Date:    01/27/66
         Lessor:  R. M. Stricker
         Lessee:  R. F. Catchings
         Book:    5-O
         Page:    417

2.       Date:    09/25/68
         Lessor:  R. M. Stricker
         Lessee:  Hughes & New Oil Company, Inc.
         Book:    6-E
         Page:    105

3.       Date:    09/20/94
         Lessor:  Mary Edna Wade, et al
         Lessee:  David New Operating Co., Inc.
         Book:    116
         Page:    646

                                                     Exhibit 10.3  Page 23 of 53

4.       Date:    09/20/94
         Lessor:  Katherine L. Bray, et al
         Lessee:  David New Operating Co., Inc.
         Book:    116
         Page:    616

5.       Date:    09/20/94
         Lessor:  Kate Don Adams, Executrix and sole devisee under
                  the Last Will and Testament of Lawrence Adams
         Lessee:  David New Operating Co., Inc.
         Book:    116
         Page:    634

6.       Date:    09/20/94
         Lessor:  Margaret M. Ward
         Lessee:  David New Operating Co., Inc.
         Book:    116
         Page:    622

7.       Date:    09/20/94
         Lessor:  Everette Truly, et al
         Lessee:  David New Operating Co., Inc.
         Book:    116
         Page:    640

8.       Date:    09/20/94
         Lessor:  Lalie F. Eskay, et al
         Lessee:  David New Operating Co., Inc.
         Book:    116
         Page:    628

9.       Date:    09/20/94
         Lessor:  Lee Allen Haynes
         Lessee:  David New Operating Co., Inc.
         Book:    117
         Page:    1

10.      Date:    11/26/94
         Lessor:  Estate of Charles Frank Haynes, Sr., by Michael
                  M. Haynes, Executor
         Lessee:  David New Operating Co., Inc.
         Book:    115
         Page:    412

                                                     Exhibit 10.3  Page 24 of 53

11.      Date:    10/26/94
         Lessor:  Estate of Charles Frank Haynes, Sr., by Michael
                  M. Haynes, Executor
         Lessee:  David New Operating Co., Inc.
         Book:    115
         Page:    405


IV.      NORTH ELLIS LAKE FIELD
         WILKINSON COUNTY, MS

WELL                               W.I.            N.R.I.

Pettis A-1                         97.000000%      72.750000%


UNIT DESCRIPTION:

         The  Southwest  Quarter  of the  Northwest  Quarter  (SW/4  of NW/4) of
         Section  4,  Township  3  North,   Range  3  West,   Wilkinson  County,
         Mississippi.

LEASE SCHEDULE:

1.       Date:    04/06/61
         Lessor:  William G. Spence
         Lessee:  William R. Gunn
         Book:    4-Z
         Page:    199

2.       Date:    04/06/61
         Lessor:  Mary S. Maily
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    203

3.       Date:    04/06/61
         Lessor:  Jane S. Lang
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    207

4.       Date:    04/06/61
         Lessor:  Annette S. Brown
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    211

                                                     Exhibit 10.3  Page 25 of 53

5.       Date:    04/06/61
         Lessor:  Harry B. Spence
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    215

6.       Date:    04/06/61
         Lessor:  Josephine Hedleston
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    219

7.       Date:    04/06/61
         Lessor:  Margueriete P. Carter
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    231

8.       Date:    04/06/61
         Lessor:  E. W. Pettis
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    223

9.       Date:    04/06/61
         Lessor:  Charles R. Pettis
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    235

10.      Date:    04/06/61
         Lessor:  Dr. Charles C. Spence
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    240

11.      Date:    04/06/61
         Lessor:  Ruth Pettis
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    227

                                                     Exhibit 10.3  Page 26 of 53

12.      Date:    04/06/61
         Lessor:  Ruth P. Patterson
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    243

13.      Date:    04/06/61
         Lessor:  Margaret S. Moran
         Lessee:  Wallace R. Gunn
         Book:    4-Z
         Page:    245

14.      Date:    05/10/62
         Lessor:  Pedro Platas, Jr., and Consuelo Platas
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    216

15.      Date:    05/10/62
         Lessor:  Frank G. Howe
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    218

16.      Date:    05/10/62
         Lessor:  Frances Fahrenkrug
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    219

17.      Date:    05/10/62
         Lessor:  Lenadro Garde
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    221

18.                                                  Date:    05/10/62
         Lessor:  Louis Otocar, the same person as Louis E. Otacar
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    222

                                                     Exhibit 10.3  Page 27 of 53

19.      Date:    05/10/62
         Lessor:  Elizabeth Fulp
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    225

20.                                                  Date:    05/10/62
         Lessor:  Bonnie Smith
         Lessee:  Wallace R. Gunn
         Book:    5-C
         Page:    225

21.                                                  Date:    05/10/62
         Lessor:  Alice T. Welch
         Lessee:  Wallace R. Gunn
         Book:    5-D
         Page:    423

22.                                                  Date:    05/10/62
         Lessor:  Mrs. Karleen Cooper
         Lessee:  Wallace R. Gunn
         Book:    5-D
         Page:    424

23.                                                  Date:    05/25/62
         Lessor:  Mrs. Walter S. Welch, Jr., et al
         Lessee:  Wallace R. Gunn
         Book:    5-E
         Page:    81

24.      Date:    05/25/62
         Lessor:  James T. Welch
         Lessee:  Wallace R. Gunn
         Book:    5-E
         Page:    82

Each of which leases is limited to the depths down to but not below 7,417 feet.

ANNUAL RENTAL OF RIGHT-OF-WAY:

         Right-of-Way Rental dated January 22, 1980, from IP Timberlands Operating Company, Ltd. ROW #RW3846 079 007.

                                                     Exhibit 10.3  Page 28 of 53

V.       MELTON FIELD
         JEFFERSON CO., MS

WELL                               W.I.           N.R.I.

Noble No. 1                        19.407676%     12.087700%


UNIT DESCRIPTION:

         Beginning at the southeast corner of Section 19, T9N-R1E, Jefferson County, Mississippi, run thence Northerly along the section line common to Sections 19 and 21 and extension thereof for 1320.00 feet; thence Westerly and parallel to the south line of said Section 19 for 1320.00 feet; thence Southerly and parallel to the section line common to Sections 19 and 21 for 1320.00 feet; thence Easterly along the south line of said Section 19 for 386.51 feet; thence leaving said section line, S 44 degrees 23' E for 1334.48 feet to the boundary between property of Noble and Walker; thence North along said boundary for
         933.49 feet to the point of beginning.  Within described tract contains
         50.00 acres.

LEASE SCHEDULE:

1. Oil, gas and mineral lease from Mary Elise Noble Ball, Catherine Noble Street, Rose Marie Noble, Edgar D. Noble, Joe W. Noble and Lela Noble Fonda to Freedom Oil Company, dated February 11, 1977, recorded in Oil & Gas Book 73, at page 405, of the records of Jefferson County, Mississippi.

2. Oil, gas and mineral lease from Dora G. Noble to Freedom Oil Company dated February 11, 1977, recorded in Oil & Gas Book 77, at page 132, of the records of Jefferson County, Mississippi.


VI.      FAYETTE FIELD
         JEFFERSON COUNTY, MS

WELL                               W.I.            N.R.I.

Noland Estate #2                   100.000000%     83.580000%
Noland Estate #3                   100.000000%     83.580000%

UNIT DESCRIPTION:

         Beginning at a fence on the north line of Section 50, T10N-R1W, Jefferson County, Mississippi, which fence marks the boundary between the Wagner and Noland properties; thence run East with the north line of Section 50, T10N-R1W, 413.73 feet to a point; thence run in a southerly direction S 1 degree 19' E 1261.34 feet to a point of beginning; from the point of beginning, continue in a southerly direction S 1 degree 19' E 1282.52 feet; thence N 88 degrees 53' W 788.33

                                                     Exhibit 10.3  Page 29 of 53

         feet, more or less, to a point on the boundary between the Noland and Wagner lands; thence run in a generally northeasterly direction along the fence line between the Noland and Wagner tracts to a point due west of the point of beginning; thence Easterly approximately 604.42 feet to a point of beginning, containing 18.37 acres.

LEASE SCHEDULE:

1. Oil, gas and mineral lease dated April 18, 1974, from Mrs. Helen Galtney and Mrs. Velma Smith to Alton Ogden, Sr., recorded in Book , page , of the records of Jefferson County, Mississippi.

2. Oil, gas and mineral lease dated April 25, 1974, from Tommie Lee W. Ford to Alton J. Ogden recorded in Book , page , of the records of Jefferson County, Mississippi.

3. Oil, gas and mineral lease dated July 10, 1974, from Elizabeth G. Chappa, Tom B. Worley and Donna Lynn Worley, a minor, acting through her guardian, Tom B. Worley, to Alton J. Ogden, Sr., recorded Book , page , of the records of Jefferson County, Mississippi.


VII.     KIRBY FIELD
         FRANKLIN COUNTY, MS

WELL                               W.I.            N.R.I.

#1 USA 32-2                        96.991700%      72.743800%
#1 USA 32-2A                       91.216675%      68.600000%
#1 Cloy-USA 32-7                   N/A
#1USA 32-3 (SWD)                   N/A

UNIT DESCRIPTION:

         USA 32-2 and USA 32-2A, Kirby Field, Franklin County, Mississippi.

         DESCRIPTION OF DRILLING UNIT: Northwest Quarter of the Northeast Quarter (NW/4 of NE/4), Section 32, Township 6 North, Range 2 East, Franklin County, Mississippi.

LEASE DESCRIPTION:

1.       Date:    07/26/83
         Lessor:  Bessie Cloy Smith
         Lessee:  Patrick D. Champlin
         Book:    145
         Page:    40

                                                     Exhibit 10.3  Page 30 of 53

2.       Date:    07/26/83
         Lessor:  Mrs. Betty Merritt Burns
         Lessee:  Patrick D. Champlin
         Book:    145
         Page:    44

3.       Date:    07/26/83
         Lessor:  Corrine Cloy Simmons
         Lessee:  Patrick D. Champlin
         Book:    145
         Page:    48

4.       Date:    07/26/83
         Lessor:  Gertrude Cloy Peyronnin
         Lessee:  Patrick D. Champlin
         Book:    145
         Page:    52

5.       Date:    07/26/83
         Lessor:  John O. Cloy
         Lessee:  Patrick D. Champlin
         Book:    145
         Page:    56

6.       Date:    02/01/80
         Lessor:  USA
         Lessee:  Ann C. Holman
         Lease:   ES22832
                  ES34412

7.       Date:    10/01/59
         Lessor:  USA
         Lessee:  Charles J. Babington and Edwin W. Stockmeyer
         Lease:   BLM A 049257

                                                     Exhibit 10.3  Page 31 of 53

VIII.    KNOXVILLE FIELD
         FRANKLIN COUNTY, MS

WELL                       W.I.          N.R.I.        O.R.I.

Butler No. 1               69.037200%    57.951500%    1.875000%
Butler No. 2               73.425600%    57.993000%    1.875000%


UNIT DESCRIPTION:

         Butler No. 1 and Butler No. 3, Knoxville Field, Franklin County, Mississippi.

         The most  northerly  40.0 acres,  beginning at the northwest  corner of
         Section  39,  thence S 52  degrees E along  the  section  line  between
         Section 39 and Section 40, 7 ch. 50 links to a pine tree; thence N 89 degrees E 14 ch. 34 links to a corner of the section line between
         Section 38 and Section 40; thence N 1 degree W along the section line between Section 38 and Section 40, 13 ch. to where Sections 32, 33 and 38 corner Section 40; thence N 0 degrees 40' W along the section line between Sections 32 and 33, 9 ch. 20 links to the public road known as the Buckley Ferry Road; thence S 74 degrees W 5 ch. 76 links; thence S 63 degrees W 10 ch. 70 links along the road to a pine knot at the beginning of road on division line between the above conveyed premises and the land formerly owned and resided on by Alexander Thomas; thence S 48 degrees E 10 ch. 72 links to the northwest corner of Section 39, the place of beginning. Containing 46.33 acres, more or less, in Sections 32 and 40, T5N-R1E, according to survey by R. A. Rhodes in
         January, 1905, and being the same lands conveyed to Joseph Kidly by Mrs. C. K. Godbold and W. L. Becbeld by deed dated January 28, 1903, recorded in Book CC, at pages 127 and 128, of the Deed Records of Franklin County, Mississippi.


WELL                           W.I.               N.R.I.

Knoxville Unit A #3            95.95667%         81.449200%


DESCRIPTION:

         The property in which said interests are assigned is lying in Franklin County, Mississippi, and is more particularly described as follows, to-wit:

         From the northeast corner of Section 40, Township 5 North, Range 1 East, Franklin County, Mississippi, go South 1 degree 0 minutes East along the section line dividing Sections 40 and 38 for a distance of
         834.72 feet, more or less, to the southwest corner of the drilling unit assigned to R. R. Butler #1 Well, said point hereinafter being referred to as the point of beginning; thence South 1 degree 0 minutes East along the section line dividing Sections 40 and 38, Township 5 North, Range 1 East, and its extension for

                                                     Exhibit 10.3  Page 32 of 53

         1732.78 feet; thence West for 1004.81 feet; thence North 1 degree 0 minutes West for 1680.34 feet, more or less, to the dividing line dividing Sections 40 and 39, Township 5 North, Range 1 East, being also the boundary between property of R. R. Butler and R. E. Butler; thence North 52 degrees 26 minutes West along the line between the two said Butler tracts for 85.45 feet; thence East for 1071.34 feet, more or less, to the point of beginning and containing 40 acres, more or less, being more particularly described and outlined in red on the plat of survey prepared by Engineering Services, Jackson, Mississippi, June 1954, attached as Exhibit "A" to a partial assignment executed by J. Paul Ratliff, Jr., dated October 11, 1954, recorded in the Records of Franklin County, Mississippi, in Book 27, pages 94 to 100, upon which is located the Knoxville Unit "A" No. 1 and Knoxville Unit "A" No. 3 Oil Wells.


IX.  PANTHER CREEK FIELD
          FRANKLIN CO., MS

WELL               W.I.          N.R.I.         O.R.I.

USA 19-3           97.862500%    80.736560%     0.945380%


UNIT DESCRIPTION:

         USA 19-3, Panther Creek Field, Franklin County, Mississippi.

         Northeast Quarter of the Northwest Quarter of Section 19, Township 5 North, Range 2 East, Franklin County, Mississippi.

LEASE:

         Bureau of Land Management Lease No. A-053554 dated April 3, 1961, effective May 1, 1961, filed April 16, 1961, by and between the BLM, as Lessor, and Placid Oil Company, as Lessee, recorded in Book 49, page 482, of the records of Franklin County, Mississippi.


X.       FIELD: PENTAGON FIELD
         ADAMS COUNTY, MS


                                              W.I.         N.R.I.

         WELL:  ARMSTRONG-OAKLAND NO. 2     54.392420%   40.794400%

UNIT DESCRIPTION:

         From the section corner common to Sections 31, 34 and 35, Township 6 North, Range

                                                     Exhibit 10.3  Page 33 of 53

         3 West, Adams County, MS, run thence Northeasterly along the section line common to Sections 31 and 35 for 2877.0 feet; thence Northwesterly at right angles for 2046.0 feet; thence North 71 degrees 52' East for
         330.0 feet to a point, said point hereinafter referred to as the point of beginning.

         Thence South 18 degrees 08' East for 868.1 feet, more or less; thence South 71 degrees 52' West for 1810.0 feet; thence North 18 degrees 08' West for 868.1 feet, more or less; thence North 71 degrees 52' East for 1150.0 feet; thence Northerly along the arc of a 17 degree 22' curve to the right, said curve having a radius of 330.0 feet for 1036.7 feet to the point of beginning.

         The above described tract is situated in Section 31, Township 6 North, Range 3 West, Adams County, MS, and contains 40.0 acres.

LEASE SCHEDULE:

1. Oil, gas and mineral lease dated April 15, 1992, between Team Bank, Successor Trustee of the Geo. W. and Mary C. Armstrong Trust; John H. James; Murray A. James; B. V. Thompson, III; Melissa Thompson; Thomas
         K. Armstrong; Patsy J. Armstrong; Melody A. Bradford; George W. Armstrong, III; Melody A. Bradford, Trustee of the Charles Leland Bradford, Jr., Trust; Melody A. Bradford, Trustee of the Murray Bradford Trust; Thomas K. Armstrong, Trustee of the Armstrong Children Testamentary Trust; and The Armstrong Foundation, a Texas corporation, as Lessors and Belle Oil, Inc., as Lessee. (Book 253, page 670)

2. Oil, gas and mineral lease dated April 7, 1992, between Oakland Agency Account for Former Shareholders of Oakland Corporation represented by William J. O'Brien, III, and Stanley W. Burke, III, Agents and Representatives under Agency Agreement for Oil, Gas and Mineral Properties, effective January 1, 1985, recorded in Book 16Q, page 596, Deed Records of Adams County, Mississippi, as Lessors, and Belle Oil, Inc., as Lessee.
         (Book 253, page 649)

         The oil, gas and mineral leases are restricted to and cover only those depths and oil, gas and mineral rights from the surface of the ground down to and including the base of the Wilcox Formation.

                                                     Exhibit 10.3  Page 34 of 53

XI.      PALATINE HILLS FIELD
         ADAMS COUNTY, MS

WELLS                                               W.I.            N.R.I.

MacNeil Family Mineral Trust #2                   96.250000%      70.437500%
MacNeil Family Mineral Trust #4                   96.250000%      72.187500%
Palatine Hills Field Unit #4                      94.624200%      69.065200%
Palatine HIlls Field Unit #5                      N/A              N/A

UNIT DESCRIPTIONS:

         MacNeil Family Mineral Trust No. 2
         Palatine Hills Field
         Section 55, T6N-R2W
         Adams County, Mississippi

         DESCRIPTION  OF REVISED  DRILLING  UNIT:  From the southeast  corner of
         Section 6, T5N-R2W (also being the southeast corner of Palatine Hills Plantation, Adams County, Mississippi, go Westerly along the south boundary of Palatine Hills Plantation for 2500.00 feet to the southeast corner of the P. W. Vasser 400 acre lease; thence N 07 degrees 30' E along the east boundary of said 400 acre lease for 4050.0 feet to the northeast corner therein; thence N 82 degrees 30' W along the north boundary of said 400 acre lease for 1324.52 feet to the point of beginning.

         Thence from said point of beginning, continue N 82 degrees 30' W along the north boundary of said P. W. Vasser 400 acre lease for 1400.36 feet to a corner of the H & N Operating Co., Inc.-MacNeil Family Mineral Trust No. 1 Drilling Unit; thence along the boundary of said drilling unit, S 07 degrees 30' W for 1244.25 feet and S 82 degrees 30' E for
         701.67 feet; thence continue S 82 degrees 30' E for 698.69 feet; thence N 07 degrees 30' E for 1244.25 feet to the point of beginning. Said within described tract containing 40.0 acres.

         MacNeil Family Mineral Trust No. 4
         Section 46, T6N-R3W,
         Adams County, Mississippi

         DESCRIPTION OF DRILLING UNIT:  From the southeast  corner of Section 6,
         T5N- R2W (also being the southeast corner of Palatine Hills Plantation), Adams County, Mississippi, go Westerly along the south boundary of Palatine Hills Plantation for 2500.0 feet; thence N 07 degrees 30' E for 4050.0 feet; thence N 82 degrees 30' W for 2724.88 feet to the point of beginning, which point is the northwest corner of the Belle Oil, Inc.-No. 2 MacNeil Family Mineral Trust 40-acre unit; thence from said point of beginning, continue N 82 degrees 30' W for 1320 feet; thence S 07 degrees 30' W for 1320 feet; thence S 82 degrees 30' E for 1320 feet; thence N 07 degrees 30' E for 1320 feet to the point of beginning. Said within described tract containing 40.0 acres.

                                                     Exhibit 10.3  Page 35 of 53


     Palatine Hills Field Unit No. 4
     Section 51, T6N-R2W
     Adams County, Mississippi

         DESCRIPTION OF DRILLING UNIT: From the most easterly corner of Section 52, T6N-R2W, Adams County, Mississippi, go Southwesterly along the line between Sections 51 and 52 for 2387 feet; thence Southeasterly at right angles for 122 feet to a point; thence N 82 degrees 30' W for 330 feet to the point of beginning, said point being on the east boundary of the Ogden Oil Corporation-MacNeil Family Mineral Trust-Dr. Philip L. Shultz, et al, Unit A Well No. 1 Drilling Unit.

         Thence from said point of beginning, go S 7 degrees 30' W along the east boundary of said drilling unit for 330.0 feet to a lease line, said point being on the north boundary of the Ogden Oil Corporation-MacNeil Family Mineral Trust No. 2 Drilling Unit and the southwest corner of within described tract; thence S 82 degrees 30' E along said lease line for 1810.0 feet; thence N 7 degrees 30' E for 1377.42 feet; thence N 82 degrees 30' W for 697.83 feet; thence S 7 degrees 30' W for 493.4 feet to the line between Botany Hill Plantation and Aventine Plantation, being the line between Sections 51 and 52; thence Southwesterly along said line between Botany Hill Plantation and Aventine Plantation for 476.92 feet; thence N 82 degrees 30' W for
         691.14 feet to the east boundary of aforementioned Ogden Oil Corporation-MacNeil Family Mineral Trust-Dr. Philip L. Shultz, et al, Unit A Well No. 1 Drilling Unit; thence S 7 degrees 30' W along the east boundary of said drilling unit for 330.0 feet to the point of beginning. Said within described tract containing 40.0 acres.


UNIT CONTENTS:

         Tract A, Palatine Plantation                12.53 acres
         Tract B, Aventine Plantation                19.62 acres
         Tract C, Botany Hill Plantation              4.93 acres
         Tract D, Botany Hill Plantation              2.92 acres
                                                      ----------

         TOTAL                                       40.00 acres


         Palatine Hills Field No. 5
         Section 52, T6N-R2W
         Adams County, Mississippi
         Palatine Hills Field

         DESCRIPTION OF DRILLING UNIT: From the most easterly corner of Section 52, T6N-R2W, Adams County, Mississippi, go Southwesterly along the line between Section 51 and 52 for 2077 feet; thence Northwesterly at right angles for 461 feet to a point; thence S 7 degrees 30' W for 330 feet to the boundary of the Ogden Oil Corporation-Palatine Hills Field Unit

                                                     Exhibit 10.3  Page 36 of 53


         No. 4 Drilling Unit; thence S 82 degrees 30' E along the boundary of said drilling unit for 361.14 feet, Northeasterly along the line between Botany Hill Plantation and Aventine Plantation for 476.92 feet, N 7 degrees 30' E for 493.4 feet, and S 82 degrees 30' E for 697.83 feet to the northeast corner therein; thence N 7 degrees 30' E for
         115.95 feet; thence N 37 degrees 30' W for 864.98 feet; thence N 82 degrees 30' W for 1198.37 feet; thence S 7 degrees 30' W for 103.91 feet; thence S 22 degrees 00' E for 698.98 feet; thence S 68 degrees 00' W for 395.47 feet to the boundary of the Ogden Oil
         Corporation-MacNeil Family Mineral Trust, et al, Unit A Well No. 1 Drilling Unit; thence S 7 degrees 30' W along the boundary of said drilling unit for 537.98 feet to a corner of the above mentioned Ogden Oil Corporation-Palatine Hills Field Unit No. 4 Drilling Unit; thence S 82 degrees 30' E along the boundary of said drilling unit for 330.0 feet to the point of beginning. Said within described tract containing
         40.0 acres.

         Palatine Hills Field Unit No. 9 and No. 9-A
         Section 52, T6N-R2W
         Adams County, Mississippi
         Palatine Hills Field

         DESCRIPTION OF DRILLING UNIT: From the most easterly corner of Section 52, T6N-R2W, Adams County, Mississippi, go Southwesterly along the line between Sections 51 and 52 for 2696.26 feet to the point of beginning, said point being on the west boundary of the Ogden Oil Corporation-Palatine Hills Field Unit No. 4 Drilling Unit.

         Thence from said point of beginning, go S 07 degrees 30' W along the west boundary of said Ogden Oil Corporation-Palatine Hills Field Unit No. 4 Drilling Unit for 292.26 feet to the southwest corner therein and the southeast corner of within described tract, also said point being on the north boundary of the P. W. Vasser 400 acre lease; thence N 82 degrees 30' W along said lease line for 1320.0 feet; thence N 07 degrees 30' E for 1320.0 feet; thence S 82 degrees 30' E for 45.11 feet to the line between Palatine Hills Plantation and Botany Hill Plantation; thence Northwest along said line between Palatine Hills Plantation and Botany Hill Plantation for 345.45 feet; thence N 07 degrees 30' E for 189.34 feet; thence S 82 degrees 30' E for 775.74 feet; thence S 07 degrees 30' W for 877.69 feet; thence S 37 degrees 30' E for 273.38 feet; thence S 82 degrees 30' E for 241.01 feet; thence N 68 degrees 00' E for 269.94 feet to the west boundary of the Ogden Oil Corporation-Palatine Hills Field No. 5 Drilling Unit; thence S 07 degrees 30' W along the west boundary of the Ogden Oil Corporation-Palatine Hills Field No. 5 Drilling Unit and the west boundary of the Ogden Oil Corporation-Palatine Hills Field Unit No. 4 Drilling Unit for 579.66 feet to the point of beginning. Said within described tract containing 40.0 acres.

                                                     Exhibit 10.3  Page 37 of 53

UNIT CONTENTS:

         Palatine Hills Plantation
         (MacNeil Family Mineral Trust)              14.52 acres

         Botany Hills Plantation
         (MacNeil Family Mineral Trust, et al)       25.48 acres
                                                     -----------

         TOTAL                                       40.00 acres


LEASE SCHEDULE:

1. Lease from Elizabeth M. Boggess and Lucien C. Gwin, Trustees for the MacNeil Family Mineral Trust, to Phillip W. Vasser, dated March 3, 1975, recorded in Oil & Gas Book 161, at page 319, as amended May 8, 1975, by amendment recorded in Oil & Gas Book 162, at page 218, as further amended March 3, 1976, by amendment recorded in Oil & Gas Book 172, at page 439, all of the records of Adams County, Mississippi, and all assignments and amendments thereof.

2. Oil, gas and mineral lease from the MacNeil Family Mineral Trust to Charles F. Hayes & Associates, Inc., dated May 30, 1975, recorded in Oil & Gas Book 162, at page 432, of the records of Adams County, Mississippi, and all assignments and amendments thereof.

3. Oil, gas and mineral lease in favor of Stephen B. Forman dated March 14, 1976, recorded in Oil & Gas Book 169, at page 95, and all assignments and amendments thereof.

         All of said leases are limited to depths above the base of the Wilcox Formation.

EASEMENTS:

1. Bill of Sale and Assignment of Easements from Ashland Pipe Line Company, an Ohio corporation, to Belle Oil, Inc., a Mississippi corporation, dated August 14, 1995, recorded on October 16, 1995, in Deed Book No. 20-F, page 536, Adams County, Mississippi.

                                                     Exhibit 10.3  Page 38 of 53

XII.      OGDEN BRANCH FIELD
          ADAMS COUNTY, MS


         WELL                                 W.I.            N.R.I.

Ogden Branch No. 1                         78.125000%      58.593750%

UNIT DESCRIPTION:

         Ogden Branch Unit No. 1
         Section 27, T6N-R3W

         From the corner common to Sections 26, 27, 28 and 44 (northwest corner of Section 27), T6N-R3W, Adams County, Mississippi, go Northeasterly along the line between Sections 26 and 27 for 562 feet; thence Southeasterly at right angles for 2239 feet to the point of beginning, being a point on the line between the Gousset lease and the Feltus lease, being also a point on the northerly boundary of within described tract. Thence from said point of beginning, go N 66 degrees 35' E for
         905.00 feet; thence S 23 degrees 25' E for 962.65 feet; thence S 66 degrees 35' W for 1810.00 feet; thence N 23 degrees 25' W 962.65 feet; thence N 66 degrees 35' E for 905.00 feet to the point of beginning. Within described tract containing 40.0 acres.

LEASE DESCRIPTIONS:

1. Oil, gas and mineral lease from Philip G. Gousset, Sr., et al, to Robert J. Foley dated February 21, 1977, filed for record March 22, 1977, and recorded in Oil & Gas Book 172, at page 140.

2. Oil, gas and mineral lease from Joseph Feltus Reed, et al, to Robert J. Foley dated January 20, 1977, filed for record January 28, 1977, and recorded in Oil & Gas Book 171, at page 234.


XIII.    RICHMOND FIELD
         ADAMS COUNTY, MS

         WELL                                       W.I.           N.R.I.

Richmond Unit No. 4                              22.776100%      17.082075%


UNIT DESCRIPTION:

         From the southeast corner of Section 25, T7N-R3W, Adams County, Mississippi, go East for 686 feet; thence South for 60 feet to the point of beginning, being the most southerly corner of the within described tract, also being the most westerly corner of the Guernsey Pet. Corp. of Miss.-Rosbottom Pet.-Richmond Unit No. 1 Drilling Unit.

                                                     Exhibit 10.3  Page 39 of 53

         Thence from said point of beginning, go along the westerly boundary of said No. 1 Drilling Unit, N 16 degrees 57' E for 1290.22 feet and N 42 degrees 16' E for 224.00 feet to the center of a large bayou; thence the following courses and distances along the center of said large bayou: N 79 degrees 25' W for 56.08 feet; N 67 degrees 38' W for 140.81 feet; N 43 degrees 41' W for 114.77 feet; N 27 degrees 39' W for 138.45 feet; N 22 degrees 58' W for 86.17 feet and N 6 degrees 21' W for
         129.43 feet; thence leaving said bayou, N 69 degrees 23' W for 824.24 feet; thence S 65 degrees 37' W for 141.42 feet; thence S 20 degrees 37' W for 295.28 feet to the edge of Government Fleet Road; thence along the edge of said road the following courses and distances: S 8 degrees 43' E for 13.18 feet; S 3 degrees 16' E for 91.86 feet; S 4 degrees 10' W for 60.79 feet; and S 10 degrees 54' W for 7.00 feet; thence leaving said road, S 28 degrees 44' E for 469.95 feet; S 24 degrees 23' E for 201.44 feet; S 2 degrees 11' E for 131.28 feet; thence S 12 degrees 03' W for 391.11 feet; thence S 7 degrees 30' W for
         305.67 feet; thence S 69 degrees 23' E for 705.51 feet to the point of beginning. Within described tract contains 40.00 acres.

LEASE DESCRIPTION:

         Oil, gas and mineral lease dated April 18, 1986, recorded in Oil & Gas Book 229, at page 436, executed by Richmond, Inc., a Mississippi corporation, as Lessor, in favor of Guernsey Petroleum Corporation, as Lessee, covering 80 acres.


XIV.  SOUTH DILEMMA FIELD
         ADAMS COUNTY, MS

WELL                                            O.R.I

School District-Breaux No. 1                  2.500000%


UNIT DESCRIPTION:

         From the northeast corner of Section 16, T4N-R4W, Adams County, Mississippi, go South along the line between Section 15 and Section 16 for 1320.0 feet to the point of beginning.

         Thence from said point of beginning, go West along the north boundary of the SE 1/4 of NE 1/4 of Section 16 for 968.00 feet; thence South for
         900.0 feet; thence East for 968.0 feet to the line between Section 15 and Section 16; thence South along said section line for 545.0 feet; then East for 842.0 feet; thence North for 1034.7 feet; thence West for
         842.0 feet to the line between Section 15 and Section 16; thence North along said section line for 410.30 feet to the point of beginning. Said within described tract containing 40.0 acres and is situated in Section 15 and 16, T4N-R4W, Adams County, Mississippi. Said tract being further identified as a portion of Parcel 1, Group A, Adams County Tax Map No. 127, and a portion of Parcel 1, Group A, Adams County Tax Map No. 123.

                                                     Exhibit 10.3  Page 40 of 53

DRILLING UNIT CONTENTS:

School District - Section 16                                  20.00 acres
Breaux - Section 15                                           20.00 acres
                                                              -----------

TOTAL                                                         40.00 acres

LEASE DESCRIPTION:

1.       Lessor:   N. H. Breaux, et al
         Lessee:   Humble Oil & Refining Company
         Date:     November 21, 1950
         Book:     50
         Page:     397

2.       Lessor:   Natchez-Adams County School District
         Lessee:   Cardneaux, Inc.
         Date:     January 28, 1993
         Book:     256
         Page:     125


XV.      GREENWOOD WASKOM
         CADDO PARISH, LA

WELL                                                            O.R.I.

U HKR RA SUB; Dunn No. 1                                      2.000000%

UNIT DESCRIPTION:

         40 acres consisting of the SW/4 of NW/4 of Section 24, Township 17 North, Range 16 West, Caddo Parish, Louisiana.


WELL                                                         O.R.I.

HKRSUE Dinwiddie                                           0.151290%

UNIT DESCRIPTION:

         40 acres consisting of the NE/4 of SW/4 of Section 24, Township 17 North, Range 16 West, Caddo Parish, Louisiana.

                                                     Exhibit 10.3  Page 41 of 53

XVI.     FLOAT BAYOU FIELD
         CONCORDIA PARISH, LA

WELL                               W.I.            N.R.I.

Brushy Bayou #2                    1.562500%       1.113300%
Brushy Bayou #3                    1.562500%       1.113300%


UNIT DESCRIPTIONS:

BRUSHY BAYOU #2:

         From the northeast corner of Section 30, T7N-R8E, Concordia Parish, Louisiana, go South along the east boundary of said Section 30 for 2885'; thence West at right angles for 618' to the point of beginning, being the northeast corner of the Double J Operating Co., Inc.-V.U.B.-Brushy Bayou No. 1 Drilling Unit; thence from said point of beginning, go South for 1040.0'; thence West for 1675.38'; thence North for 1040.0' to the southwest corner of the Double J Operating Co., Inc.-Brushy Bayou No. 1 Drilling Unit; thence East along the south boundary of said drilling unit for 1675.38' to the point of beginning. Within described tract contains 40.0 acres.

BRUSHY BAYOU #3:

         From the southeast corner of Section 30, T7N-R8E, Concordia Parish, Louisiana, go North for 303' and West for 501.60' to the point of beginning, being the southeast corner of the within described tract, also being on the line between Lots 2 and 3 of Brushy Plantation; thence from said point of beginning, go North along the line between said Lots 2 and 3 for 951.92'; thence leaving said line, West for 1830.40'; thence South for 951.92'; thence East for 1830.40' to the point of beginning. Within described tract contains 40.0 acres.


XVII.    CATFISH BAYOU FIELD
         CONCORDIA PARISH, LA

WELL                               W.I.            N.R.I.

Ellis 93 No. 1                     3.125000%       2.312500%


UNIT DESCRIPTION:

         No unit has been designated.

         The Ellis 93-1 is located on 40 acres surrounding the location for the Big-Joe Oil Co.-Ellis 93 No. 1 Well situated in Section 44, Township 3 North, Range 7 East. This 40

                                                     Exhibit 10.3  Page 42 of 53

         acres will be located in the N/2 of the NW/4 of Section 44, Township 3 North, Range 7 East, if said section were a regular section.


LEASE DESCRIPTION:

1.       Lessor:  The Metropolitan Museum of Art, a New York
                  Corporation
         Lessee:  Pan American Petroleum Corporation, Oklahoma
                  City, Oklahoma
         Date:    May 26, 1960
         Filed:   June 13, 1960
         Book:    COB I-7
         Page:    353

2.       Lessor:  Concordia Bank & Trust Company, as Testamentary
              Executor in the State of Louisiana of the Estate
                  and Succession of Mrs. Elizabeth Warder Ellis
         Lessee:  Pan American Petroleum Corporation, Oklahoma City,
                  Oklahoma
         Date:    June 1, 1960
         Filed:   June 13, 1960
         Book:    COB I-7
         Page:    358


XVIII.   BLACK BRANCH FIELD
         BEAUREGARD PARISH, LA

WELL                                 W.I.           N.R.I.

Riceland Lumber Co. #1             93.750000%     71.250001%

DESCRIPTION:

         The South Half of the Southeast Quarter of the Southeast Quarter (S/2 of SE/4 of SE/4) of Section 21, Township 4 South, Range 11 West, and the North Half of the Northeast Quarter of the Northeast Quarter (N/2 of NE/4 of NE/4) of Section 28, Township 4 South, Range 11 West, Beauregard Parish, Louisiana.

                                                     Exhibit 10.3  Page 43 of 53

LEASE DESCRIPTION:

         No.:             66140
         Date:            03/25/85
         Lessor:          Riceland Lumber Company
         Lessee:          Lewis B. Bernard, Inc.
         Recording Data:  Volume 471, Page 747,
                          Conveyance Records
                          Entry #330869

WELL                               W.I.            N.R.I.

Riceland Lumber Co. #2             92.774946%      71.808040%

DESCRIPTION:

         The North Half of the Southeast Quarter of the Southeast Quarter (N/2 of SE/4 of SE/4) and the South Half of the Northeast Quarter of the Southeast Quarter (S/2 of NE/4 of SE/4) of Section 22, Township 4 South, Range 11 West, Beauregard Parish, Louisiana.

RICELAND LUMBER CO. SWD #1

LOCATION:

         NE/4 of Section 28, T4S-R11W, Beauregard Parish, Louisiana.

The Riceland Lumber SWD is subject to the following described instruments:

1. Salt Water Disposal System Agreement effective December 1, 1986, between Riceland Lumber Company, C. H. Watson, Jr., Doris Frazar Watson, Paragon Resources, Inc., and Templeton Energy, Inc., recorded in File No. 340491 of the records of Beauregard Parish, Louisiana.

2. Salt Water Disposal Agreement dated August 1, 1986, between Ashland Exploration, Inc., et al, and Templeton Energy, Inc.

3. Bill of Sale dated April 6, 1987, between Templeton Energy, Inc., Buyer, and Ashland Exploration, Inc., et al, Sellers, recorded in File No. 342363, Book 504, page 385, of the records of Beauregard Parish, Louisiana.

4. Right-of-Way and Surface Lease Agreement dated January 5, 1987, between Riceland Lumber Company and Templeton Energy, Inc., recorded in File No. 340490 of the records of Beauregard Parish, Louisiana.

5. Right-of-Way and Surface Use Agreement dated June 15, 1987, between Riceland Lumber Company and Paragon Resources, Inc.

                                                     Exhibit 10.3  Page 44 of 53

6. Right-of-Way Permit between Templeton Energy, Inc., and Beauregard Electric Cooperative, Inc., dated June 30, 1987.

7. Assignment, Bill of Sale and Conveyance from TGX Corporation and Templeton 1985 Balanced Gas Program to Mideast Gas Systems, Inc., dated July 30, 1992, and recorded in File No. 367602 of the Records of Beauregard Parish, Louisiana.

                                                     Exhibit 10.3  Page 45 of 53

           XIX.     FIELD: Comite Field
                    PARISH:  East Baton Rouge Parish, LA
                          W.I.                    N.R.I.                 O.R.I.
WELL: Holstein 11      51.500000%              37.119139%             2.655638%
LEASES
LEASE NO.:                 64662
LESSOR:                    Lonnie Earl Watts et al
LESSEE:                    C. Barry Greer
DATE OF LEASE:             December 14, 1983
RECORDING:                 Conveyance Book 0829, Page 9627 Entry No. 0297046

LEASE NO.:                 64663
LESSOR:                    Lonnie Earl Watts
LESSEE:                    C. Barry Greer
DATE OF LEASE:             December 14, 1983
RECORDING:                 Conveyance Book 0830, Page 9627 Entry No. 0297047

LEASE NO.:                 64664
LESSOR:                    Lillian Alein Watts Aucoin Et Al
LESSEE:                    C. Barry Greer
DATE OF LEASE:             December 14, 1983
RECORDING:                 Conveyance Book 0828, Page 9627 Entry No. 0297045

LEASE NO.:                 64665
LESSOR:                    Lillian Alein Aucoin Et Vir
LESSEE:                    C. Barry Greer
DATE OF LEASE:             December 14, 1983
RECORDING:                 Conveyance Book 0827, Page 9627 Entry No. 0297044

LEASE NO.:                 64666
LESSOR:                    Elvin Lloyd Watts Et Al
LESSEE:                    C. Barry Greer
DATE OF LEASE:             December 14, 1983
RECORDING:                 Conveyance Book 0826, Page 9627 Entry No. 0297043

LEASE NO.:                 64667
LESSOR:                    Elvin Lloyd Watts Et Ux
LESSEE:                    C. Barry Greer
DATE OF LEASE:             December 14, 1983
RECORDING:                 Conveyance Book 0825, Page 9627 Entry No. 0297042

                                                     Exhibit 10.3  Page 46 of 53

LEASE NO.:                 64668
LESSOR:                    Norman R. Schlatre, Jr. Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 2, 1983
RECORDING:                 Conveyance Book 0970, Page 9624 Entry No. 0294516

LEASE NO.:                 64669
LESSOR:                    Velford Wayne Clayton Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 3, 1983
RECORDING:                 Conveyance Book 0964, Page 9624 Entry No. 0294507

LEASE NO.:                 64670
LESSOR:                    Thomas F. Carpenter Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 3, 1983
RECORDING:                 Conveyance Book 0552, Page 9624 Entry No. 0294173

LEASE NO.:                 64671
LESSOR:                    Gary R. Watts Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             November 29, 1983
RECORDING:                 Conveyance Book 0549, Page 9624 Entry No. 0294170

LEASE NO.:                 64672
LESSOR:                    Thomas Lloyd Brown Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             November 29, 1983
RECORDING:                 Conveyance Book 0981, Page 9624 Entry No. 0294531

LEASE NO.:                 64673
LESSOR:                    Garland R. Watts Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             November 29, 1983
RECORDING:                 Conveyance Book 0551, Page 9624 Entry No. 0294172

LEASE NO.:                 64674
LESSOR:                    Norman R. Schlatre, III Et Ux
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 2, 1983
RECORDING:                 Conveyance Book 0983, Page 9624 Entry No. 0294534

LEASE NO.:                 64675
LESSOR:                    Thelma Elaine W. Holstein
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 2, 1983
RECORDING:                 Cnveyance Book 0973, Page 9624 Entry No. 0294523

                                                     Exhibit 10.3  Page 47 of 53

LEASE NO.:                 64676
LESSOR:                    Thelma Elaine W. Holstein
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 17, 1983
RECORDING:                 Conveyance Book 0698, Page 9629 Entry No. 0299256

LEASE NO.:                 64677
LESSOR:                    Alice Sue W. Clayton Et Vir
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             December 19, 1983
RECORDING:                 Conveyance Book 0907, Page 9628 Entry No. 0298308

LEASE NO.:                 64678
LESSOR:                    Linda Brown Gore Et Al
LESSEE:                    Frank W. Harrison, Jr.
DATE OF LEASE:             February 11, 1984
RECORDING:                 Conveyance Book 0402, Page 9641 Entry No. 0313324

LEASE NO.:
LESSOR:                    Toller Ray Roe
LESSEE:                    LGS Exploration, Inc.
DATE OF LEASE:             December 26, 1984
RECORDING:                 Conveyance Book 937, Bundle 9773 Entry No. 84-845660

LEASE NO.:
LESSOR:                    Eugene Devall
LESSEE:                    Frank Harrison
DATE OF LEASE:             March 29, 1984
RECORDING:                 Conveyance Book 648, Bundle 9652 Entry No.


XX.      FIELD: Fayette Field
         COUNTY:           Jefferson County, MS

                                              W.I.                     N.R.I.

WELLS:            Noland Estate #2        100.000000%                83.580000%
                  Noland Estate #3        100.000000%                83.580000%


UNIT DESCRIPTION

Beginning  at a fence on the  North  line of  Section  50,  T1ON-RlW,  Jefferson
County, Mississippi, which fence marks the boundary between the Wagner and Noland Properties, thence run East with the North line of Section 50, T1ON-RlW,
413.73 feet to a point; thence run in Southerly direction S10 19' E 1261.34 feet to a point of beginning; from the point of beginning continue in a Southerly direction S 10 19, E

                                                     Exhibit 10.3  Page 48 of 53

1282.52 feet; thence N 880 53' W 788.33 feet, more or less, to a point on the boundary between the Noland and Wagner lands; thence run in a generally northeasterly direction along the fence line between the Noland and Wagner tracts to a point due West of the point of beginning; thence Easterly approximately 604.42 feet to a point of beginning, containing 18.37 acres.


LEASE DESCRIPTION

From the Northeast Corner of Section 50, T1ON-RlW, Jefferson County, Mississippi, run Southerly along the section line for 2543.0 feet; thence run West for 1320.0 feet to a point, said point being the Southeast Corner of the drilling unit now assigned to the R. E. WILLIAMS DRILLING CO. - HESTER & JETT Wagner-Noland Unit No. 1 Well and also hereinafter referred to as the point of
Beginning:

Thence West along the South line of said unit for 788.3 feet, more or less to the West line of the Noland Estate tract;

Thence along the property line of said tract the following courses:

                  South 130 19' West for 87.5 feet;
                  South 040 27' West for 729.2 feet;
                  South 120 33' East for 1220.1 feet;
                  North 590 40' East for 695.1 feet;

Thence North for 1652.0 feet, more or less to the point of beginning.

The above described tract is situated in Section 50, T10N, RlW, Jefferson County, Mississippi and does contain 33.14 acres, more or less.

                                                     Exhibit 10.3  Page 49 of 53

                        OPERATED WELL EQUIPMENT INVENTORY

OGDEN BRANCH #1   API #23-001-21948
(1)  1 - 228 LUFKIN MARK 86" STROKE PUMPING UNIT NO ENGINE
(2)  1 - 4 X 27 1/2 BAKER HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS
(4)  MISC. CONNECTIONS AND LINES

FELTUS SWD   API #23-001-21492
(1)  1 - 500 BBL HORIZONTAL TANK
(2)  1 - 300 BBL TANK
(3)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS

NOLAND ESTATE #2   API #23-063-20390
(1)  1 - CMI 228 86" STROKE PUMPING UNIT WITH 310 WAUKESHA
         ENGINE SN #507-S2029
(2)  4 X 27 1/2 NATIONAL HEATER TREATER SN #4942
(3)  2 - 210 BBL STOCK TANKS SN#'S 10357-50 & 10257-50
(4)  RODS, TUBING, PUMP, MISC. CONNECTIONS AND LINES
(5)  NOLAND ESTATE #1 - SPARE WELLBORE FOR FUTURE UTILITY AS
         SWD WELL

NOLAND ESTATE #3    API #23-063-20397
(1)  1 - LUFKIN 228 86" STROKE PUMPING UNIT WITH 310 WAUKESHA
         ENGINE SN# D-58729M-393271
(2)  STOCK TANKS & TREATER ARE COMMON WITH THE NOLAND ESTATE #2
(3)  RODS, TUBING, PUMP, MISC. CONNECTIONS AND LINES

NOLAND ESTATE SWD    API #23-063-00558
(1)  2 - 210 BBLS TANKS SN# E20550 & E21215
(2)  WELLHEAD, TUBING, PACKER, MISC. CONNECTIONS AND LINES

BUTLER #1    API #23-037-00725
(1)  1 - 320 LUFKIN MARK 120" STROKE PUMPING UNIT
         SN #E78778M-428043 WITH 300 WAUKESHA RENTAL ENGINE
(2)  1 - 4 X 27 1/2 HEATER TREATER SN# 412662
(3)  2 - 300 BBL OIL STOCK TANKS SN#'S 60737 AND 60676
(4)  RODS, TUBING, PUMP, MISC. CONNECTIONS AND LINES

BUTLER #3    API #23-037-21781
(1)  1 - 320 LUFKIN MARK 120" STROKE PUMPING UNIT
     SN #E61318L-399431 WITH 330 WAUKESHA RENTAL ENGINE
(2)  1 - 4 X 27 1/2 HEATER TREATER SN #46389
(3)  2 - 300 BBL OIL STOCK TANKS SN#'S 61118 & 61448
(4)  RODS, TUBING PUMP, MISC. CONNECTIONS AND LINES




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                                                     Exhibit 10.3  Page 50 of 53

KNOXVILLE A-3    API #23-037-20950
(1)  1 - 320 LUFKIN MARK 120" STROKE PUMPING UNIT WITH 330
         WAUKESHA RENTAL ENGINE
(2)  1 - 4 X 27 1/2 HEATER TREATER SN #413369
(3)  2 - 300 BBL OIL STOCK TANKS SN#'S 61368 AND 61369
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

KNOXVILLE A-2 SWD    API #23-037-20805
(1)  2 - 500 BBL HORIZONTAL TANKS
(2)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS
(3)  KNOXVILLE A-1 - SPARE WELLBORE FOR FUTURE UTILITY AS SWD
         WELL

USA 32-2    API #23-037-01015
(1)  1 - 456 LUFKIN MARK 144" STROKE PUMPING UNIT
(2)  1 - 6 X 27 1/2 HEATER TREATER SN #G1356
(3)  2 - 500 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

USA 32-2A    API #23-037-21111
(1)  1 - 320 NATIONAL 120" STROKE PUMPING UNIT SN #A20219A WITH
         330 WAUKESHA RENTAL ENGINE
(2)  4 X 27 1/2 HEATER TREATER SN #1219
(3)  2 - 400 BBL OIL STOCK TANKS SN #2325 AND 2324
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

CLOY-USA 32-7   API #
(1)  NO LEASEHOLD ESTATE TO BE TRANSFERRED, WELLBORE ONLY.

USA 32-3 SWD   API #23-037-21216
(1)  2 - 500 BBL HORIZONTAL TANKS
(2)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS

RICHMOND UNIT #4    API #23-001-22933
(1)  1 - J-100 NATIONAL UNIDRAULIC PUMP WITH ALL SUBSURFACE
         EQUIPMENT WITH 817 WAUKESHA RENTAL ENGINE
(2)  1 - 4 X 20 HEATER TREATERS
(3)  2 - 210 BBL OIL STOCK TANKS
(4)  TUBING WELLHEAD, MISC. CONNECTIONS AND LINES

RICHMOND SWD    API #23-001-22908
(1)  1 - 210 BBL TANK
(2)  1 - SW PUMP WITH 10 HP ELECTRIC MOTOR AND CONTROLS
(3)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS





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                                                     Exhibit 10.3  Page 51 of 53

ROSENBLATT #3   API #
(1)  NO LEASEHOLD ESTATE TO BE TRANSFERRED - WELLBORE ONLY

ROSENBLATT #4   API #23-157-21421
(1)  1 - 320 AMERICAN 120" STROKE PUMPING UNIT WITH 330 WAUKESHA
         ENGINE
(2)  4 X 20 HEATER TREATER
(3)  2 - 400 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

ROSENBLATT #5   API #
(1)  NO LEASEHOLD ESTATE TO BE TRANSFERRED - WELLBORE ONLY.

ROSENBLATT #6   API #23-157-21457
(1)  1 - 320 AMERICAN 120" STROKE PUMPING UNIT WITH 330 WAUKESHA
         RENTAL ENGINE
(2)  6 X 27 1/2 HEATER TREATER
(3)  2 - 400 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

ROSENBLATT NFA #2   API #23-157-21072
(1)  1 - 320 AMERICAN 120" STROKE PUMPING UNIT WITH 330 WAUKESHA
         RENTAL ENGINE
(2)  4 X 20 HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

ROSENBLATT NFA #4   API #23-157-21102
(1)  1 - 320 AMERICAN 120" STROKE PUMPING UNIT WITH 330 WAUKESHA
         RENTAL ENGINE
(2)  4 X 20 HEATER TREATER
(3)  2 - 210 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

ROSENBLATT #1 SWD   API #23-157-20620
(1)  1 - 500 BBL HORIZONTAL TANK
(2)  1 - CENTRIFUGAL PUMP WITH 20 HP ELECTRIC MOTOR

PETTIS A-1   API #23-157-20450
(1)  1 - 320 LUFKIN MARK 144" STROKE PUMPING UNIT WITH 330
         WAUKESHA RENTAL ENGINE
(2)  4 X 20 HEATER TREATER
(3)  2 - 210 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

                                                     Exhibit 10.3  Page 52 of 53

INTERNATIONAL PAPER COMPANY #1 SWD   API #23-157-20914
(1)  1 - 500 BBL HORIZONTAL TANK
(2)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS
(3)  PETTIS #1 - SPARE WELLBORE FOR FUTURE UTILITY AS SWD WELL

RICELAND LUMBER COMPANY #1   API #170-11-20737
(1)  1 - 320 LUFKIN 100' STROKE PUMPING UNIT WITH ELECTRIC MOTOR
         AND CONTROLS
(2)  4 X 20 HEATER TREATER
(3)  2 - 400 BBL OIL STOCK TANKS
(4)  1 - 400 BBL SW TANK
(5)  SW TRANSFER PUMP
(6)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

RICELAND LUMBER COMPANY A-2   API #170-11-20561
(1)  1 - GUIBERSON UNIDRAULIC PUMP WITH SUBSURFACE EQUIPMENT
         WITH 330 WAUKESHA RENTAL ENGINE
(2)  6 X 20 HEATER TREATER
(3)  2 - 400 BBL OIL STOCK TANKS
(4)  1 - 400 BBL FIBERGLASS SW TANK
(5)  TUBING, WELLHEAD, MISC. CONNECTIONS AND LINES

RICELAND LUMBER COMPANY SWD   API #170-11-20765
(1)  1 - 500 BBL HORIZONTAL TANK
(2)  1 - SW PUMP WITH ELECTRIC MOTOR AND CONTROLS
(3)  2 - 400 BBL TANKS
(4)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS

ARMSTRONG-OAKLAND #2   API #23-001-23186
(1)  1 - 228 LUFKIN MARK 100" STROKE PUMPING UNIT WITH/14'
         SUBSTRUCTURE WITH 330 WAUKESHA RENTAL ENGINE
(2)  1 - 4 X 27 1/2 NATIONAL HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS
(4)  2 - 500 BBL HOZ. SW TANKS
(5)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

MACNEIL FAMILY MINERAL TRUST #2   API #23-001-21371
(1)  1 - 228 LUFKIN MARK 86" STROKE PUMPING UNIT WITH 330
         WAUKESHA RENTAL ENGINE
(2)  4 X 27 1/2 BAKER HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

                                                     Exhibit 10.3  Page 53 of 53

MACNEIL FAMILY MINERAL TRUST #4   API #23-001-22995
(1)  1 - 228 LUFKIN MARK 86" STROKE PUMPING UNIT WITH 330
         WAUKESHA RENTAL ENGINE
(2)  4 x 27 1/2 BAKER HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

PALATINE HILLS UNIT #4   API #23-001-21397
(1)  1 - 228 LUFKIN MARK 86" STROKE PUMPING UNIT WITH 330
         WAUKESHA RENTAL ENGINE
(2)  4 X 27 1/2 BAKER HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS
(4)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

PALATINE HILLS UNIT #5   API #23-001-21394
(1)  1 - 228 LUFKIN MARK 86" STROKE PUMPING UNIT
(2)  4 X 27 1/2 BAKER HEATER TREATER
(3)  2 - 300 BBL OIL STOCK TANKS

MACNEIL A-1 SWD    API #23-001-21351
PALATINE HILLS UNIT #9 SWD   API #23-001-21435
(1)  2 - 500 BBL HORIZONTAL TANKS
(2)  3 - 500 BBL TANKS
(3)  1 - SALTWATER PUMP WITH 330 WAUKESHA RENTAL ENGINE
(4)  1 - 300 BBL TANK FOR SAND
(5)  WELLHEADS, TUBING, PACKERS AND MISC. CONNECTIONS AND LINES
(6)  MACNEIL FAMILY MINERAL TRUST #3 - SPARE WELLBORE FOR FUTURE
         UTILITY AS SWD WELL

USA 19-3   API #23-037-01079
(1)  1 - 320 LUFKIN MARK 100" STROKE PUMPING UNIT
         SN #93722L-454270 WITH 330 WAUKESHA RENTAL ENGINE
(2)  1 - 6 X 27 1/2 HEATER TREATER
(3)  1 - 210 OIL STOCK TANK SN #E20821
(4)  1 - 500 OIL STOCK TANK
(5)  RODS, TUBING, PUMP, WELLHEAD, MISC. CONNECTIONS AND LINES

USA 19-5 SWD   API #23-037-01077
(1)  1 - 6 X 27 1/2 HEATER TREATER USED TO CLEAN AND TRAP OIL
         SN #81464
(2)  WELLHEAD, TUBING, PACKER AND MISC. CONNECTIONS
(3)  USA 19-6 - SPARE WELLBORE FOR FUTURE UTILITY AS SWD WELL